UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 18, 2009

Plumas Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-49883	95-3520374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

35 S. Lindan Avenue, Quincy, California		95971
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(530)283-7305

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 18, 2009, the Board of Directors of Plumas Bancorp approved a one year Employment Agreement of Douglas N. Biddle, President and Chief Executive Officer of the Company. This agreement replaced Mr. Biddle's employment agreement dated January 1, 2006 which recently expired.

The intent of the Employment Agreement is to encourage the Executive to remain an employee of the Company. To accomplish this, the Company agrees to provide the Executive with certain severance benefits in certain circumstances as set forth in the Agreement.

Item 9.01 Financial Statements and Exhibits.

10.05 Employment Agreement of Douglas N. Biddle.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp

February 19, 2009	By:	Andrew J. Ryback

Name: Andrew J. Ryback
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.05	Employment Agreement of Douglas N. Biddle.